CAPITALIZED SOFTWARE	12 Months Ended
Dec. 31, 2020
CAPITALIZED SOFTWARE
CAPITALIZED SOFTWARE

10. CAPITALIZED SOFTWARE

Capitalized software consists of the following (in thousands):

	Years Ended December 31,
	2020	2019
Capitalized software development costs	$1,127	$1,127
Accumulated amortization	(815)	(237)
Impairment	—	(444)
Total capitalized software, net	$312	$446

The Company incurred $0.1 million and $0.2 million in amortization expense for the years ended December 31, 2020 and 2019, respectively, which is recorded in research and development operating expenses in the consolidated statements of operations. The Company recorded impairment charges of $0.0 million and $0.4 million in the years ended December 31, 2020 and 2019, for software that will no longer be utilized by the Company. The Company expects to incur amortization expense of $0.2 million, $0.1 million for the years ending 2021 2022, respectively and immaterial amortization expense for the year ending 2023.